VANGUARD FLORIDA INSURED TAX-FREE FUND

CIK No.   0000888451
File No. 811-6709



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.